SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                NOVEMBER 21, 2001

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                              1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On November 21, 2001 registrant issued a press release entitled "Halliburton Closes Deal to Acquire Magic Earth" pertaining, among other things, to an announcement that an indirect wholly owned subsidiary of registrant merged into Magic Earth, Inc., a leading 3-D visualization and interpretation technology company. As a result of the stock-for-stock transaction valued at $100 million, Magic Earth becomes a wholly owned business unit of registrant.

Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)   Exhibits.

               Exhibit 20 - Press release dated November 21, 2001.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    November 21, 2001             By: /s/ Susan S. Keith
                                          ----------------------------------
                                               Susan S. Keith
                                               Vice President and Secretary









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                                  EXHIBIT INDEX



Exhibit                    Description

20                         Press Release Dated November 21, 2001

                           Incorporated by Reference











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